UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 17, 2010

CNB CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-24523	57-0792402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 320, Conway, South Carolina	29528
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 248-5721

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01     Other Events

See Exhibit 99 for letter to shareholders dated December 17, 2010.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(d)           Exhibits

99    Letter to Shareholders dated December 17, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CNB CORPORATION
(Registrant)

Date:  December 23, 2010                                 By: /s/ L. Ford Sanders, II
L. Ford Sanders, II
Executive Vice President,
Treasurer, and Chief Financial Officer